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                                                                     Exhibit 5.1


                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts -- CitiSector Series, 2000-A

We consent to the use of our report dated February 16, 2000 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.




                                                    /s/ KPMG LLP

                                                        KPMG LLP


New York, New York
February 16, 2000